Supplement to the current prospectus

MFS(R) Strategic Growth Fund

The Board of Trustees of the MFS Strategic Growth Fund ("Strategic Growth Fund") has approved the proposed reorganization of the Strategic Growth Fund into the MFS Core Growth Fund ("Core Growth Fund"). The proposed transaction is still subject to approval by the shareholders of the Strategic Growth Fund at a shareholders' meeting expected to be held in June 2007. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Plan of Reorganization, the Strategic Growth Fund's assets and liabilities would be transferred to the Core Growth Fund in return for shares of the Core Growth Fund with equal total net asset value on the transfer date. These Core Growth Fund shares would be distributed pro rata to shareholders of the Strategic Growth Fund in exchange for their Strategic Growth Fund shares. Current Strategic Growth Fund shareholders would thus become shareholders of the Core Growth Fund and receive shares of the Core Growth Fund with a total net asset value equal to that of their shares of the Strategic Growth Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Strategic Growth Fund and its shareholders, as well as to the Core Growth Fund and its shareholders.

The investment objective of the Core Growth Fund is to seek capital appreciation. MFS normally invests the fund's assets primarily in equity securities. MFS focuses on investing the fund's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies). While MFS may invest the fund's assets in companies of any size, MFS generally focuses on companies with large capitalizations. MFS may invest the fund's assets in foreign securities. MFS may also invest the fund's assets in derivatives.

A full description of the Core Growth Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the Strategic Growth Fund on or about April 16, 2007.

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In light of the proposed transaction, sales of Strategic Growth Fund shares and exchanges into this fund are expected to be suspended on or about June 15, 2007.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Core Growth Fund, nor is it a solicitation of any proxy. For more information regarding the Core Growth Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.


                  The date of this supplement is March 8, 2007.